                                                                 EXHIBIT (a)(3)
                         NOTICE OF GUARANTEED DELIVERY

                       To Tender Shares of Common Stock

                                      of

                              Chemfab Corporation

                       Pursuant to the Offer to Purchase

                             dated August 2, 2000

                                      by

                            PPLC Acquisition Corp.

                    an indirect wholly owned subsidiary of

                                Norton Company

                    an indirect wholly owned subsidiary of

                           Compagnie de Saint-Gobain

   This Notice of Guaranteed Delivery, or a form substantially equivalent to this form, must be used to accept the Offer (as defined below) if the shares of common stock, par value $0.10 per share, of Chemfab Corporation and all other documents required by the Letter of Transmittal cannot be delivered to the Depositary by the expiration of the Offer. This Notice of Guaranteed Delivery may be delivered by hand or facsimile transmission, telex or mail to the Depositary. See Section 3 of the Offer to Purchase.

                       The Depositary for the Offer is:

                   ChaseMellon Shareholder Services, L.L.C.

           By Mail:                  By Overnight Delivery:               By Hand:
        P.O. Box 3301                  85 Challenger Road         120 Broadway, 13th Floor
  South Hackensack, NJ 07606             Mail Drop-Reorg             New York, NY 10271
                                                                    Attn: Reorganization
Atn:tReorganization Department      Ridgefield Park, NJ 07660            Department
                                      Attn: Reorganization
                                           Department

                           By Facsimile Transmission
                       (for Eligible Institutions only):
                                (201) 296-4293

                        Confirm Facsimile By Telephone:
                                (201) 296-4860

                               ----------------

   DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OR FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

   This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" (as defined in the Offer) under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

 Ladies and Gentlemen:

    The undersigned hereby tenders to PPLC Acquisition Corp., a Delaware corporation ("Purchaser")
 and an indirect wholly owned subsidiary of Norton Company, a Massachusetts corporation, which is an indirect wholly owned subsidiary of Compagnie de Saint-Gobain, a French corporation, upon the terms and subject to the conditions set forth in the offer to purchase dated August 2, 2000 (the "Offer to Purchase"), and the related Letter of Transmittal (which together with any amendments or supplements thereto constitute the
 "Offer"), receipt of which is hereby acknowledged,                 shares
 of common stock, par value $0.10 per share (the "Shares"), of Chemfab Corporation, a Delaware corporation, pursuant to the guaranteed delivery procedure set forth under "Procedures for Tendering Shares" in the Offer to Purchase.

 Certificate Nos. (if available)                 SIGN HERE

 ___________________________________    ___________________________________
                                                 Signature(s) of Holder(s)

 ___________________________________    ___________________________________
                                               Name(s) (Please Print or Type)

 If Shares will be tendered by book-entry transfer:

 Name of Tendering Institution          ___________________________________
                                                    Address

 ___________________________________    ___________________________________
                                                                    Zip Code

 Account No. _______________________    ___________________________________
                                                Area Code and Telephone No.

 at The Depository Trust Company
 Dated: _____________________ , 2000

                                   GUARANTEE
                    (Not to be used for signature guarantee)

    The undersigned, a firm which is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, guarantees (a) that the above named person(s) "own(s)" the Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, (b) that such tender of Shares complies with Rule 14e-4 and (c) to deliver to the Depositary the Shares tendered hereby, together with a properly completed and duly executed Letter(s) of Transmittal (or facsimile(s) thereof) or an Agent's Message (as defined in the Offer to Purchase) in the case of a book-entry delivery and any other required documents, all within three New York Stock Exchange trading days of the date hereof.

 ___________________________________    ___________________________________
               Name of Firm                      Authorized Signature

 ___________________________________    Name: _____________________________
               Address                           (Please Print or Type)

 ___________________________________    Title: ____________________________
                              Zip Code           (Please Print or Type)

 Area Code and
 Telephone Number: _________________    Dated: ______________________, 2000


    DO NOT SEND SHARE CERTIFICATES WITH THIS NOTICE OF GUARANTEED DELIVERY.
       SHARE CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

                                       3